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EXHIBIT 10(a)

THE DOW CHEMICAL COMPANY

EXECUTIVES' SUPPLEMENTAL
RETIREMENT PLAN
(WHICH INCORPORATES THE
ENHANCED EXECUTIVES' SUPPLEMENTAL
RETIREMENT OPTIONS)
December 31, 2006
Retroactive to January 1, 2005
(except as otherwise provided herein)

December 31, 2006

PREAMBLES

ESTABLISHMENT OF PLAN

On May 14, 1992, The Dow Chemical Company (the "Company") established the Executives' Supplemental Retirement Plan as an unfunded program of deferred compensation for executives, which included Part A for Non-U.S. Service, Non-Controlled Group Service and/or Non-Covered Controlled Group Service and Part B for a Select Group of Management or Highly Compensated Employees, Board members of the Company and Employees whose Benefits are Statutorily Limited. On March 1, 1997, the Company amended and restated the Executives' Supplemental Retirement Plan (the "Plan") to incorporate the terms of the Enhanced Executives' Supplemental Retirement Options. On January 1, 2003, the Plan was amended and restated to include other benefits in addition to those provided under the Key Employee Insurance Program for any Chief Executive Officers of the Company who return to executive management at the request of the Board of Directors as a non-executive Chairman of the Board (hereinafter "Returning CEOs"). On March 1, 2004, the Plan was amended to include other benefits for former employees of Union Carbide Corporation who transferred to the Company after the merger of the Company with Union Carbide Corporation and the liability for such benefits was transferred to the Plan, herein after referred to as "Prior UCC Program Participants". Effective April 7, 2004, the Plan was amended to include the benefit provided to CEOs appointed in November, 2004. Effective, December 31, 2006, retroactive to January 1, 2005, the Plan is amended and restated to comply with Section 409A of the Internal Revenue Code of 1986, as amended, ("Code") and to reformat the Plan document to combine Parts A and B. The terms of the Plan supersede the terms of the Plan in effect prior to the effective date of this Plan.

PURPOSE

The Company desires to (a) to provide certain of its executives and a select group of management employees with retirement benefits that might otherwise be provided by the Dow Employees' Pension Plan ("DEPP"), but for (i) restriction of the exclusive benefit rule under Section 401(a) of the Code, (ii) the inability to grant past service, under DEPP, to highly compensated Employees without meeting the non-discrimination requirements of Section 401(a)(4) of the Code, and/or (iii) the inability to credit service to Employees while employed by a controlled group member not covered by the DEPP, and (b) to restore benefits which are reduced under DEPP and The Dow Chemical Company Employees' Savings Plan ("ESP") due to current and/or future statutory limitations and which are not otherwise provided by any other plan maintained by the Company. Effective January 1, 2003, the Company also desired to provide Returning CEOs with benefits in addition to those currently provided by the Key Employee Insurance Program. Effective April 7, 2004, the Plan was amended to include the benefit provided to CEOs appointed in November, 2004.

INTERPRETATION AND GOVERNING LAW

The Plan is intended to constitute an unfunded program maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated Employees consistent with the requirements of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event ERISA does not preempt state law, the state law of Michigan applies.

ARTICLE I
DEFINITIONS

1.01
AVERAGE COMPENSATION for purposes of the Supplemental Retirement Benefit of a Prior UCC Program Participant who was in the Union Carbide Compensation Deferral Program on February 6, 2001 and who shall attain at least age 50 and have at least 10 years of Eligibility Service, as defined under DEPP, as of or before December 31, 2005, and such Participants who terminated employment prior to March 1, 2004 and after February 6, 2003 and had not commenced benefits as of March 1, 2004, shall equal the highest three year average compensation ("HC3A") as defined in DEPP but using Compensation as defined in the Plan without regard to incentive compensation plus the highest three year average, as defined in the former Union Carbide Corporation Enhanced Retirement Income Plan (attached as Exhibit I), of incentive compensation averaged separately. Incentive compensation for calendar years prior to 2004 shall have the same meaning as defined in the former Union Carbide Corporation Enhanced Retirement Income Plan, and for calendar years 2004 and 2005, incentive compensation shall mean Compensation as defined in the Plan without regard to either deferred or paid base compensation. This Average Compensation shall be used to calculate benefits as specified under Section 3.05.

1.02
BENEFICIARY shall mean that person or persons designated by the Participant to receive a distribution of any amounts payable under the Plan due to the death of the Participant. The beneficiary of a Participant shall be deemed to be such Participant's spouse, if married, unless such spouse agrees in writing to waive this right, or their domestic partner, if in an approved domestic partner relationship (written waiver does not apply to a domestic partner). If the Participant is not married or in an approved domestic partner relationship and fails to designate a Beneficiary, the amounts payable, if any, under this Plan due to the death of the Participant shall be paid in the following order: (a) to the children of the Participant; (b) to the beneficiary of the Company Paid Life Insurance of the Participant; (c) to the beneficiary of any Company-sponsored life insurance policy for which the Company pays all or part of the premium of the Participant; or (d) to the estate of the Participant.

1.03
CHANGE OF CONTROL, for purposes of the Plan, shall be deemed to have occurred on:

(a)
the date that any one person, or more than one person acting as a group, acquires ownership of stock of The Dow Chemical Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of The Dow Chemical Company;
(b)
the date that a majority of the members of the Board of Directors of The Dow Chemical Company is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the directors before the date of the appointment or election;
(c)
the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of The Dow Chemical Company possessing 35 percent or more of the total voting power of the stock of The Dow Chemical Company; or
(d)
the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from The Dow Chemical Company that has a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of The Dow Chemical Company immediately before such acquisition or acquisitions, provided that the following asset transfers shall not result in a Change of Control: (i) a transfer of assets to a stockholder of The Dow Chemical Company in exchange for or with respect to its stock, (ii) a transfer to a corporation, 50 percent or more of the total value or voting power of which is owned directly or indirectly, by The Dow Chemical Company, (iii) a transfer to a person, or more than one person acting as a group, that owns 50 percent or more of the stock of The Dow Chemical Company, or (iv) a transfer to an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (iii).

  This definition of "Change of Control" is intended to conform to the definition of a "change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation" as defined under Section 409A of the Code and any subsequent authority issued pursuant to Section 409A of the Code, and no corporate event shall be considered a Change of Control unless it meets such requirements.

1.04
COMPANY shall mean The Dow Chemical Company and any other entity authorized to participate in the Plan by the Corporate Vice President of Human Resources of the Company or her/his delegate.

1.05
COMPENSATION shall mean:
(a)
compensation as defined under DEPP without regard to Code limitations;
(b)
deferred compensation to The Dow Chemical Company Elective Deferral Plan; and/or
(c)
non-covered compensation, if any, as shall be deemed by the Compensation Committee, such as deferred compensation, the value of deferred stock, dividend units, and/or restricted stock awarded under circumstances other than those described in Subsections (b) of this Section and which do not constitute compensation for purposes of DEPP.

1.06
EMPLOYEE shall mean someone who is employed by the Company to perform personal services in an employer-employee relationship who receives compensation from the Company, other than a retirement benefit, severance pay, retainer, or fee under contract.

1.07
KEY EMPLOYEE means an Employee of any Company within the meaning of Section 416(i) of the Code, without regard to paragraph (5) thereof. Unless otherwise determined by the Corporate Vice President for Human Resources, or her/his delegate, for purposes of the preceding, an Employee of any Company who meets the following requirements is a Key Employee:

(a)
the Employee is a United States Employee or an expatriate who is paid from one of The Dow Chemical Company's U.S. entities;
(b)
the Employee is a member of the global leadership job family;
(c)
the Employee has a job level of V5 or higher; and
(d)
the Employee qualifies as a member of the "select group of management or highly compensated employees" under ERISA.

  The determination of who is a Key Employee shall be made consistent with Section 409A of the Code and any applicable guidance thereunder and shall apply for purposes of the Plan to Participants with a job level of V5 or higher.

1.08
PARTICIPANT shall mean:

(a)
an Employee who is entitled to a Restricted Benefit under this Plan as determined by the Corporate Vice President of Human Resources of the Company or her/his delegate;
(b)
an Employee who is a Board member who is an officer or Employee of the Company and who may relinquish line responsibility;
(c)
an Employee whose benefits under DEPP are limited by ERISA;
(d)
a select group of management or is a highly compensated Employee, as determined by the Corporate Vice President of Human Resources of the Company or her/his delegate, who receives forms of compensation that do not constitute compensation as defined in DEPP; or
(e)
a former employee of Union Carbide Corporation who transferred to the Company, after the merger of the Company with Union Carbide Corporation, prior to March 1, 2004, terminated prior to March 1, 2004 and had not commenced benefits as of March 1, 2004.

1.09
PLAN YEAR shall mean the twelve (12) month period beginning January 1 and ending December 31.

1.10
PRE-2005 RESTRICTED BENEFIT shall mean RESTRICTED BENEFITS accrued under the Plan as of December 31, 2004.

1.11
PRE-2005 SUPPLEMENTAL RETIREMENT BENEFITS shall mean SUPPLEMENTAL RETIREMENT BENEFITS accrued under the Plan as of December 31, 2004.

1.12
POST-2004 RESTRICTED BENEFIT shall mean RESTRICTED BENEFITS accrued under the Plan on and after January 1, 2005.

1.13
POST-2004 SUPPLEMENTAL RETIREMENT BENEFITS shall mean SUPPLEMENTAL RETIREMENT BENEFITS accrued under the Plan on and after January 1, 2005.

1.14
RESTRICTED BENEFIT shall mean benefits restricted under the exclusive benefit rule, the inability to grant past service under DEPP to highly compensated Employees without meeting the non-discrimination requirements of the Code, and/or the inability to credit service to Employees while employed by a controlled group member not covered by DEPP as more specifically described in Article III. Effective January 1, 2003, RESTRICTED BENEFIT shall also mean any additional benefit granted to Returning CEOs. Effective April 7, 2004, RESTRICTED BENEFIT shall also mean any benefit granted to CEOs appointed in November, 2004.

1.15
RETIREMENT shall mean the date which the Participant commences to receive benefits under DEPP.

1.16
SUPPLEMENTAL RETIREMENT BENEFITS shall mean benefits which are reduced under DEPP and ESP due to current and/or future statutory limitations, and if applicable, for Prior UCC Program Participants, non-separate averaging of Compensation, and which are not otherwise provided by any other plan maintained by the Company.

Additional definitions appear in the Preamble of the Plan.

ARTICLE II
PARTICIPATION

2.01
ELIGIBILITY AND PARTICIPATION

  Each Employee who is participating in DEPP and is specifically named by the Corporate Vice President of Human Resources of the Company or her/his delegate shall be eligible to participate in the Plan.

  In addition, each Employee who is a member of a select group of management or a highly compensated Employee, Board member of the Company and/or whose benefits are statutorily limited shall be eligible to participate in the Plan. Each former employee of Union Carbide Corporation who transferred to the Company after the merger of the Company with Union Carbide Corporation who was in the Union Carbide Compensation Deferral Program on February 6, 2001 and who shall attain at least age 50 and have at least 10 years of Eligibility Service, as defined under DEPP, as of or before December 31, 2005, and such Participants who terminated employment prior to March 1, 2004 and after February 6, 2003 and had not commenced benefits as of March 1, 2004 shall also be a Participant in the Plan ("Prior UCC Program Participants").

  Employees eligible for the Enhanced Executives' Supplemental Retirement Options under the Plan are a closed group of select Employees of the Company who were offered a one-time opportunity to enroll for the Enhanced Executives' Supplemental Retirement Options in 1997, 1998, or 1999, who did not enroll in the Key Employee Insurance Program and met the following eligibility criteria:

    a.
    Age 45 as of April 1 of the year offered enrollment;
    b.
    At least ten (10) years of Company service;
    c.
    DEPP participant in the year offered enrollment; and
    d.
    Present value of the projected benefit due under the Plan of at least $100,000 based on the previous December 31 Compensation and assumed Retirement at age 58 (or age 62 if over age 58 at enrollment).

  Provided, however, that any Employee who is eligible for and elects to participate in the Key Employee Insurance Program is no longer eligible to participate in the Plan and waives all rights to any benefits under the Plan, except for Returning CEOs as defined herein.

  Each Employee shall furnish such information and perform such acts as the Company may require in order to maintain such eligibility.

2.02
MEANING OF PARTICIPATION

  A Participant in the Plan shall be entitled to receive a Restricted Benefit or a Supplemental Retirement Benefit.

2.03
TERMINATION OF PARTICIPATION

  An otherwise eligible Employee shall cease to actively participate in the Plan upon the earlier of the Participant's Retirement, death, termination of employment, or receipt of written notification that he or she is no longer eligible to participate in the Plan. Thereafter, participation shall continue only for the purposes of receiving a distribution of those benefits accrued and vested as of the date the Participant ceased to actively participate in the Plan.

ARTICLE III
RESTRICTED BENEFITS AND SUPPLEMENTAL RETIREMENT BENEFITS

PART A—RESTRICTED BENEFITS

3.01
RESTRICTION DUE TO INABILITY TO GRANT PAST SERVICE UNDER DEPP TO HIGHLY COMPENSATED EMPLOYEES WITHOUT MEETING THE NON-DISCRIMINATION REQUIREMENTS OF §4.01(a)(4) OF THE CODE

(a)
The amount of retirement benefits payable under DEPP to certain Employees who transfer from a foreign entity to a U.S. entity covered by the DEPP may not include benefits for service rendered while a non-U.S. Employee. The intent of this Section is to provide these Employees, as named by the Corporate Vice President of Human Resources or her/his delegate, benefits additional to the Employee's DEPP benefits, the benefits being equal to the value of such Employee's accrued benefits under the foreign plans at the time of transfer, subject to the restrictions in Section 3.01(b).

(b)
The Restricted Benefits payable under Subsection (a) above are subject to the following:

(i)
Restricted Benefits shall be calculated under the terms of DEPP in effect on the earlier of (A) termination, (B) Retirement, or (C) death, with the exception of credited service. Credited service shall be determined according to a method determined by the Corporate Vice President of Human Resources of the Company or her/his delegate.

(ii)
If legally permissible, Participants hereunder shall be required to waive any retirement benefits payable under any foreign plan. If such a waiver is not legally permissible, the value of any retirement benefits received under the foreign plans shall be deducted from any Restricted Benefits payable hereunder. Such value shall be calculated according to a method determined by the Corporate Vice President of Human Resources of the Company or her/his delegate. However, for CEOs appointed in November, 2004, even if it is legally permissible to waive any retirement benefits payable under any foreign plan, CEOs appointed in November, 2004 are not required to do so, but the value of any such retirement benefits received under any foreign plans shall be deducted from any Restricted Benefits payable hereunder.

(iii)
A Participant's vested interest in his or her Restricted Benefit calculated under this Section 3.01 (i.e., vesting percentage) shall be determined in accordance with the vesting schedule in their current foreign plan. Such vested interest shall be determined by aggregating service earned under the foreign plan and DEPP. In the event a Participant forfeits by waiving all or a portion of his or her Restricted Benefit due to the provisions of this Section 3.01, no other Participant shall acquire any right to such forfeited amount except as the Company in its discretion shall provide.

3.02
RESTRICTION DUE TO THE EXCLUSIVE BENEFIT RULE UNDER §401(a) OF THE CODE

(a)
The amount of credited service and compensation used to calculate retirement benefits under DEPP is limited to the credited service and compensation earned while an Employee of the Company (including all members of the controlled group that have adopted DEPP). The Company, however, transfers Employees to entities that are not members of the controlled group but with which it is affiliated. The Company also hires persons from entities that are not affiliated with the Company. The intent of this Section is to provide Employees, as named by the Corporate Vice President of Human Resources of the Company or her/his delegate, with additional benefits equal to the benefits such Employee would have earned under DEPP for his or her full period of employment with controlled group and non-controlled group entities and, if applicable, any such service with a non-affiliated company as may be determined by the Corporate Vice President of Human Resources of the Company or her/his delegate, subject to Section 3.02(b).

  (b)
  The Restricted Benefits payable under Subsection (a) above are subject to the following:

  (i)
  Restricted Benefits shall be calculated under the terms of DEPP in effect on the earlier of (A) termination or (B) Retirement or (C) death, using the aggregated credited service and compensation earned while an Employee at both controlled and non-controlled group entities and, if applicable, non-affiliated companies as determined by the Corporate Vice President of Human Resources of the Company or her/his delegate. This amount shall be reduced by both the benefit payable under DEPP and the value of any retirement benefits payable under any plan of a non-controlled group employer and, if applicable, non-affiliated companies as determined by the Corporate Vice President of Human Resources of the Company or her/his delegate.

  (ii)
  The value of any retirement benefits payable under any plan of a non-controlled group employer and, if applicable, non-affiliated companies as determined by the Corporate Vice President of Human Resources of the Company or her/his delegate, shall be calculated according to a method determined by the Corporate Vice President of Human Resources of the Company or her/his delegate.

3.03
RESTRICTION DUE TO EMPLOYMENT BY A MEMBER OF THE CONTROLLED GROUP NOT COVERED BY DEPP

(a)
The amount of credited service and compensation used to calculate retirement benefits under DEPP is limited to the credited service and compensation earned while an Employee of the Company (including all members of the controlled group that have adopted DEPP). However, Employees may be transferred to entities that are members of the controlled group not covered by DEPP. The intent of this Section is to provide such Employees, as named by the Corporate Vice President of Human Resources of the Company or her/his delegate, with additional benefits equal to the benefits such Employee would have earned under DEPP for his or her full period of employment with both the Company and the members of the controlled group not covered by DEPP, subject to the restrictions in Section 3.03(b).

(b)
The Restricted Benefits payable under Subsection (a) above are subject to the following:

(i)
Restricted Benefits shall be calculated under the terms of DEPP in effect on the earlier of (A) termination, (B) Retirement, or (C) death, using the aggregated credited service and compensation earned while an Employee at both the Company and the member of the controlled group not covered by DEPP. This amount shall be reduced by both the benefit payable under DEPP and the value of any retirement benefits payable under any plan of the member of the controlled group not covered by DEPP.

(ii)
The value of any retirement benefits payable under any plan of the controlled group member not covered by DEPP shall be calculated according to a method determined by the Corporate Vice President of Human Resources of the Company or her/his delegate.

3.04
ADDITIONAL RESTRICTED BENEFITS TO RETURNING CEOS

(a)
The amount of the additional Restricted Benefit for Returning CEOs is (i) minus (ii) calculated as follows:

(i)
The amount of benefit calculated under the terms of the Key Employee Insurance Program, modified as follows:

      (A)
      the highest three years of Compensation shall be used, whether or not consecutive; and

      (B)
      provided that the Returning CEO does not leave the positions of President and CEO without the prior concurrence of the Company's Board of Directors, before December 31, 2004, Compensation for the years 2003 and 2004 shall be defined as follows:

(1)	2003: (a) the total base salary paid in 2003 as posted in Dow's Global Human Resources Information System; plus (b) the percentage established as of March 1 for the Executive Performance Plan target performance award multiplied by the base salary paid in 2003 as described in subsection 3.04(a)(i)(B)(1)(a); and
(2)
2004: (a) the total base salary paid from January 1, 2004 to October 31, 2004 as posted in Dow's Global Human Resources Information System; plus (b) the percentage established as of March 1 for the Executive Performance Plan target performance award multiplied by the base salary paid the month of October, 2004 multiplied by 10; plus (c) the deceleration base salary for November 1 to December 31, 2004 as posted in Dow's Global Human Resources Information System;

    MINUS

    (ii)
    The amount of benefit calculated under the terms of the Key Employee Insurance Program without modification.

  (b)
  The additional benefit calculated under the terms of the Section 3.04 must be taken in the same form of payment as benefits payable under the Key Employee Insurance Program.

PART B—SUPPLEMENTAL RETIREMENT BENEFITS

3.05
SUPPLEMENTAL RETIREMENT BENEFITS

  The amount of Supplemental Retirement Benefits payable to a Participant equals the benefit which would be payable to or on behalf of the Participant under DEPP if Compensation as defined in Section 1.05 of the Plan were substituted for compensation as defined in DEPP and the provisions of DEPP providing for the limitation of benefits in accordance with Sections 415 and 401(a)(17) of the Code were inapplicable, less the benefit actually payable to or on behalf of the Participant under DEPP (and of the benefits under any other private retirement plan deducted therefrom pursuant to Section 9 of Article IV of DEPP).

  The amount of Supplemental Retirement Benefits payable to a Prior UCC Program Participant who was in the Union Carbide Compensation Deferral Program on February 6, 2001 and who shall attain at least age 50 and have at least 10 years of eligibility service, as defined under DEPP, as of or before December 31, 2005, and such Participants who terminated employment prior to March 1, 2004 and after February 6, 2003 and had not commenced benefits as of March 1, 2004, equals the greater of the benefit calculated under the above paragraph or the benefit calculated as of the earlier of December 31, 2005 or termination which would be payable to or on behalf of the Participant under DEPP if Average Compensation as defined in Section 1.01 of the Plan were substituted for compensation as defined in DEPP under the formula of Section 4.1(a)(ii) or Section 4.5(c) of the Union Carbide Employees' Pension Plan, as applicable, and the provisions of DEPP providing for the limitation of benefits in accordance with Section 415 and 401(a)(17) of the Code were inapplicable, less the benefit actually payable to or on behalf of the Participant under DEPP (and of the benefits under any other private retirement plan deducted therefrom pursuant to Section 9 of Article IV of DEPP).

  If a Participant in this Plan is not a Participant in DEPP, but is covered by another retirement plan or plans maintained by the Company or a subsidiary, a Supplemental Retirement Benefit may be computed and paid based as near as practicable upon the principles set forth in this Section 3.05 as shall be determined by the Corporate Vice President of Human Resources of the Company or her/his delegate.

  A Participant's vested interest in his or her Supplemental Retirement Benefit calculated under this Section 3.05 (i.e., vesting percentage) shall be determined in accordance with the vesting schedule in DEPP.

ARTICLE IV
DISTRIBUTION OF RESTRICTED BENEFITS AND SUPPLEMENTAL RETIREMENT BENEFITS

4.01
PAYMENT OF RESTRICTED BENEFITS AND SUPPLEMENTAL RETIREMENT BENEFITS TO EMPLOYEES ELIGIBLE FOR THE ENHANCED EXECUTIVES' SUPPLEMENTAL RETIREMENT OPTIONS

(a)
Form of Payment

(i)
Post-2004 Restricted Benefits and Supplemental Retirement Benefits

      Subject to 4.01(a)(iii) and 4.01(d)(ii), Post-2004 Restricted Benefits and Supplemental Retirement Benefits accrued under the Plan shall be payable in any form of payment as provided under DEPP, excluding the Pension Purchase Option and the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies for Prior UCC Program Participants. The election of a form of payment by the Participant shall be made without regard to the timing or form of payment elected by the Participant under DEPP.

    (ii)
    Pre-2005 Restricted Benefits and Supplemental Retirement Benefits

      Pre-2005 Restricted Benefits and Supplemental Retirement Benefits are payable in any of the following forms, as elected by the Participant:

      (A)
      Standard Option

        The Participant's benefit under the Standard Option is payable in the same optional form as the Participant's DEPP benefit other than the Pension Purchase Option and the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies for Prior UCC Program Participants. If such grandfathered option is elected under DEPP, the benefit payable hereunder shall be paid as a life only annuity as set forth in DEPP. The Standard Option benefit is determined and paid pursuant to the provisions of DEPP.

      (B)
      Optional Forms of Benefit Payment

        Subject to Paragraph (d) of this Section 4.01, the following Optional Forms of Benefit Payment are available to Participants eligible for the Enhanced Executives' Supplemental Retirement Options. The benefits of such Participants are payable in any of the following Optional Forms of Benefit Payment, as elected by the Participant.

(1)	Lump Sum Option
Under the Lump Sum Option, the Participant's benefit hereunder is payable in a single lump sum payment. The amount of the Lump Sum Option benefit shall be equal to the greater of:

(a)	The present value of the Pre-2005 Restricted Benefit or Supplemental Retirement Benefit if paid immediately using the G83U mortality table and an interest rate of eight percent (8%); or

(b)	The present value of the Pre-2005 Restricted Benefit or Supplemental Retirement Benefit deferred to age sixty-five (65) using the mortality table and interest rate specified in DEPP for Lump Sum Benefits and in effect at time of payment.

(2)	Monthly Installment Option

Under the Monthly Installment Option, the Participant's Pre-2005 Restricted Benefit or Supplemental Retirement Benefit hereunder is payable in monthly installments over five (5), ten (10), fifteen (15), or twenty (20) years as elected by the Participant. The amount of such monthly installment is calculated by converting the Pre-2005 Restricted Benefit or Supplemental Retirement Benefit to a single lump sum payment, as described in (1) above. Each monthly installment shall be paid in a level amount that will amortize the value of the single lump sum payment over the period of time such monthly installments are to be paid, taking into consideration distributions during such period and post-retirement earnings as set forth in Section 4.01(d)(vi). For purposes of the calculations of the monthly installments, the remaining value of the single lump sum payment shall be re-determined as of the November 30th of each year and the subsequent installments will be adjusted for the next Plan Year according to procedures established by the Corporate Vice President of Human Resources or her/his delegate.
(3)	Blended Option

Under the Blended Option, a portion of the Participant's benefit, twenty-five percent (25%), fifty percent (50%), or seventy-five percent (75%), as elected by the Participant, is payable under the Lump Sum Option and the remainder is payable under the Monthly Installment Option. The amount of the Blended Option is calculated pursuant to the provisions of (1) and (2) above.
    (iii)
    Small Benefits

      Effective July 1, 1999, and for Participants who terminate employment prior to January 1, 2005, at the time of Retirement, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits, as determined under Section 4.01(a)(ii)(B)(1) above, is equal to or less than twenty five thousand dollars ($25,000), the benefits will be paid under the Lump Sum Option.

      For Participants who terminated employment prior to January 1, 2005, and Retire prior to December 1, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits as of the Participant's Retirement, is equal to or less than twenty five thousand dollars ($25,000), the benefits will instead be paid as a single lump sum payment.

      For Participants who terminated employment prior to January 1, 2005, and Retire on or after December 1, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits as of the Participant's Retirement, is equal to or less than twenty five thousand dollars ($25,000), or if the monthly payment due from the Plan, based on the Single Life Annuity, is $100 or less at time of Retirement, the benefits will instead be paid as a single lump sum payment.

      For Participants who terminated employment on or after January 1, 2005, and Retire prior to December 1, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits as of the Participant's Retirement, is equal to or less than twenty five thousand dollars ($25,000), the benefits will instead be paid as a single lump sum payment.

      For Participants who terminated employment on or after January 1, 2005 but prior to December 1, 2007, and Retire on or after December 1, 2007, if the present value of a Participant's Restricted

      Benefits or Supplemental Retirement Benefits as of the Participant's termination date, is equal to or less than twenty five thousand dollars ($25,000), or if the monthly payment due from the Plan, based on the Single Life Annuity, is $100 or less at time of termination, the benefits will instead be paid as a single lump sum. Such Participants will be required to commence their Restricted or Supplemental Benefits on July 1, 2008. Such Participants will receive their Restricted Benefits or Supplemental Retirement Benefits determined as of the Participant's date of termination, plus interest at the rate of eight percent (8%), to the date payment is made to the Participant on July 1, 2008.

      For Participants who terminated employment on or after November 30, 2007, if the present value of a Participant's Post-2004 Restricted Benefits or Supplemental Retirement Benefits, as determined as of the Participant's termination, is equal to or less than twenty five thousand dollars ($25,000), or if the monthly payment due from the Plan, based on the Single Life Annuity, is $100 or less at time of termination, the benefits will instead be paid as a single lump sum payment.

      At the time of termination, if a Participant elects the Monthly Installment Option or the Blended Option and the monthly payment is less than three hundred dollars ($300) per month, the Company, in its sole discretion, may shorten the elected payment period in five-year increments.

  (b)
  Date of Payment

  (i)
  Post-2004 Restricted Benefits and Supplemental Retirement Benefits

      Subject to 4.01(d)(ii), Post-2004 Restricted Benefits and Supplemental Retirement Benefits under the Plan shall be payable in the month following the Participant's termination of employment, or six (6) months following the Participant's termination of employment if Participant is a Key Employee.

    (ii)
    Pre-2005 Restricted Benefits and Supplemental Retirement Benefits

    (A)
    Standard Option

        Under the Standard Option, the Participant's Pre-2005 Restricted Benefit or Supplemental Retirement Benefit hereunder is payable in the same month as the Participant's DEPP benefit.

      (B)
      Optional Forms of Benefit Payment

        Under any Optional Form of Benefit Payments that is properly elected by the Participant under Section 4.01(a)(ii)(B), the Participant's Pre-2005 Restricted Benefit or Supplemental Retirement Benefit hereunder is payable in the January of the year following the year of the Participant's Retirement.

    (iii)
    Small Benefits

      Small benefits shall be paid as a single lump sum as soon as administratively possible following the Participant's termination.

    (iv)
    Change of Control

      In the event of a Change of Control, the vested Restricted or Supplemental Retirement Benefits shall become payable immediately and shall be paid as a single lump sum payment within ninety (90) days of the Change of Control. The value of such single lump sum payment shall be the present value of the monthly Restricted Benefit or Supplemental Retirement Benefit as of the date of Change of Control calculated pursuant to Section 4.01(a)(ii)(B)(1).

  (c)
  Benefit Payments Payable Upon Death

  (i)
  Death Prior to Separation from Service

  (A)
  Post-2004 Restricted and Supplemental Retirement Benefits

        The survivor benefit payable hereunder is determined pursuant to the provisions of DEPP and shall be payable in the month following the Participant's death.

      (B)
      Pre-2005 Restricted and Supplemental Retirement Benefits

        If a Participant is eligible for the Enhanced Executives' Supplemental Retirement Options and makes an election while an active Employee, or a terminated Participant makes an election prior to Retirement, and dies, such Participant's election shall revert to the Standard Option. Under the Standard Option, the survivor benefit hereunder is determined and paid pursuant to the provisions of DEPP.

    (iii)
    Death After Separation from Service

    (A)
    Post-2004 Restricted and Supplemental Retirement Benefits

        The survivor benefit payable hereunder shall be paid in accordance with the form of payment elected by the Participant.

      (B)
      Pre-2005 Restricted and Supplemental Retirement Benefits

        In the event the Participant dies before Retirement, such Participant's election shall revert to the Standard Option. Under the Standard Option, the survivor benefit hereunder is determined and paid pursuant to the provisions of DEPP.

        In the event the Participant dies after the Participant has started to receive benefit payments under the Standard Option, the type and amount of survivor benefits will follow the same rules as DEPP.

        If the Participant is eligible for the Enhanced Executives' Supplemental Retirement Options and is not receiving benefit payments under the Standard Option, the type and amount of survivor benefits will be treated as follows:

(1)	Optional Forms of Payment

(a)	Lump Sum Option

Under the Lump Sum Option, if the Participant has received the single lump sum payment, no other benefits are payable hereunder. If the Participant dies prior to receiving such single lump sum payment, the single lump sum payment will be made to the Participant's Beneficiary.
(b)	Monthly Installment Option

Under the Monthly Installment Option, if the Participant dies prior to receiving benefit payments for the period elected, then benefits will continue to the Participant's Beneficiary for the remainder of the period elected. However, if the remaining account balance is to be paid to an estate, it will be paid out in a lump sum.

(c)	Blended Option

Under the Blended Option, the Participant's Beneficiary would receive any benefits which have not been paid to the Participant prior to such Participant's death. If the portion elected as a single lump sum payment was not paid to the Participant prior to death, such portion would be paid as a single lump sum payment to the Participant's Beneficiary, and if the Participant dies prior to receiving monthly installment benefit payments for the period elected then monthly installment benefits will continue to the Participant's Beneficiary for the remainder of the period elected. However, if the remaining account balance is to be paid to an estate, it will be paid out in a lump sum.
  (d)
  Miscellaneous

  (i)
  No election for Pre-2005 Restricted Benefits and Supplemental Retirement Benefits

      Participants who do not make an election of an Optional Form of Benefit Payment for their Pre-2005 Restricted Benefits or Supplemental Retirement Benefits in writing prior to termination from employment, Retirement, or death, such Participant shall be deemed to have elected the Standard Option, except as subject to Section 4.01(a)(iii).

    (ii)
    Transition from Good Faith Compliance

      A Participant eligible for the Enhanced Executives' Supplemental Retirement Options and who has terminated employment on or after January 1, 2005 and has not commenced their benefit prior to November 30, 2007, such Participants will be required to commence their Post-2004 Restricted or Supplemental Benefits on July 1, 2008. Such Participants will receive their Post-2004 Restricted Benefits or Supplemental Retirement Benefits accrued on or after January 1, 2005 determined as of the Participant's date of separation from service, plus interest at the rate of eight percent (8%), to the date payment is made to the Participant.

      A Participant eligible for the Enhanced Executives' Supplemental Retirement Options and who has terminated employment on or after January 1, 2005 who commences their benefit prior to November 30, 2007 and is not subject to the rules of 4.01(a)(iii) shall have their Post-2004 Restricted Benefits and Supplemental Retirement Benefits paid in the same form of payment and commencement date as their DEPP benefit (or six (6) months following the Participant's Retirement date if Participant is a Key Employee).

    (iii)
    Thirteen (13) Month Election Period for Pre-2005 Restricted Benefit and Supplemental Retirement Benefit

      Participants, eligible for the Optional Forms of Benefit under the Enhanced Executives' Supplemental Retirement Options, must elect in writing, at least thirteen (13) months prior to Retirement, the Optional Form of Benefit Payment.

      If election of an Optional Form of Benefit Payment for the Pre-2005 Restricted Benefit or Supplemental Retirement Benefit is not made at least thirteen (13) months prior to Retirement, the Participant may:

      (A)
      defer Retirement sufficiently so that Plan payments do not begin until the subsequent January and at least thirteen (13) months after the written election; or
      (B)
      receive payment in accordance with the election of an Optional Form of Benefit Payment at the date of payment indicated in Section 4.01(b)(ii)(B) subject to a ten percent (10%) penalty.

      Election of an Optional Form of Benefit Payment within thirteen (13) months shall not apply:

      (A)
      if the Participant's Retirement is within thirteen (13) months after the initial 1997 spring enrollment;
      (B)
      if the Participant's termination of employment is involuntary; or
      (C)
      upon the Participant's death.
    (iv)
    Changing an Election for Pre-2005 Restricted and Supplemental Retirement Benefit

      A Participant may change his or her election at any time for the Pre-2005 Restricted and Supplemental Retirement Benefit. However, subject to Section 4.01(d)(iv), changes made as follows will subject the benefits payable hereunder to a ten percent (10%) penalty:

      (A)
      any change made less than thirteen (13) months prior to the date of payment set forth in Section 4.01(b)(ii);
      (B)
      any change made after benefit payments have commenced; however, if an Optional Form of Benefit was elected, it cannot be changed to the Standard Option and if the Standard Option was elected, it cannot be changed to an Optional Form of Benefit.

      The ten percent (10%) penalty will be retained by the Company.

    (v)
    Withdrawal of Pre-2005 Restricted Benefits or Supplemental Retirement Benefits

      Participants who elect the Monthly Installment Option or the Blended Option may withdraw up to one hundred percent (100%) of the value of their Pre-2005 Restricted Benefit or Supplemental Retirement Benefit at any time after payment begins subject to the following:

      (A)
      the value of the Participant's benefit immediately prior to withdrawal is subject to the ten percent penalty (10%) set forth in (d)(iv) above;
      (B)
      only one (1) withdrawal may be made in a Plan Year; and
      (C)
      all withdrawals are paid as single lump sum payments.
    (vi)
    Post-Retirement Earnings for Pre-2005 Restricted Benefits and Supplemental Retirement Benefits

      A Participant who elects the Lump Sum Option, the Monthly Installment Option, or the Blended Option for their Pre-2005 Restricted Benefits or Supplemental Retirement Benefits shall have earnings credited on the value of his or her benefit from the later of:

      (A)
      the date of the Participant's Retirement; or
      (B)
      the date which is thirteen (13) months after the Participant's most recent option election under the Plan through the date of full distribution. Subsection (B) above shall not apply if the Participant's Retirement or voluntary termination of employment is within thirteen (13) months after the initial 1997 spring enrollment.

      Earnings shall be credited at an effective annual rate equal to one hundred twenty-five percent (125%) of the one hundred twenty (120) month rolling average of the ten (10) year U.S. Treasury Notes. The rate will change each January 1 based on such average as of the preceding September 30th, subject to a minimum rate of eight percent (8%).

4.02
PAYMENT OF RESTRICTED BENEFITS AND SUPPLEMENTAL RETIREMENT BENEFITS TO KEY EMPLOYEES

(a)
Form of Payment
(i)
Post-2004 Restricted Benefits and Supplemental Retirement Benefits

      Subject to 4.02(a)(iii) and 4.02(d)(i), Post-2004 Restricted Benefits and Supplemental Retirement Benefits accrued under the Plan shall be payable in any form of payment as provided under DEPP, excluding the Pension Purchase Option and the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies for Prior UCC Program Participants. The election of a form of payment by the Participant shall be made without regard to the timing or form of payment elected by the Participant under DEPP.

    (ii)
    Pre-2005 Restricted Benefits and Supplemental Retirement Benefits

      Subject to 4.02(a)(iii), and unless the Key Employee is eligible for the Enhanced Executives' Supplemental Retirement Options, Pre-2005 Restricted Benefits and Supplemental Retirement Benefits accrued under the Plan shall be payable in any form of payment as provided under DEPP, excluding the Pension Purchase Option and the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies for Prior UCC Program Participants.

    (iii)
    Small Benefits

      For Participants with small benefits as defined hereunder, the Participant's benefit is payable in a single lump sum payment. The amount of the single lump sum payment shall be equal to the greater of:

      (a)
      The present value of the Pre-2005 Restricted Benefits or Supplemental Retirement Benefits if paid immediately using the G83U mortality table and an interest rate of eight percent (8%); or

      (b)
      The present value of the Pre-2005 Restricted Benefits or Supplemental Retirement Benefits deferred to age sixty-five (65) using the mortality table and interest rate specified in DEPP for Lump Sum Benefits and in effect at time of payment.

      Effective July 1, 1999, and for Participants who terminate employment prior to January 1, 2005, at the time of Retirement, if the present value of a Participant's Restricted Benefit or Supplemental Retirement Benefits is equal to or less than twenty five thousand dollars ($25,000), the benefits will be paid in a single lump sum payment.

      For Participants who terminated employment prior to January 1, 2005, and Retire prior to December 1, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits as of the Participant's Retirement, is equal to or less than twenty five thousand dollars ($25,000), the benefits will instead be paid as a single lump sum payment.

      For Participants who terminated employment prior to January 1, 2005, and Retire on or after December 1, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits as of the Participant's Retirement, is equal to or less than twenty five thousand dollars ($25,000), or if the monthly payment due from the Plan, based on the Single Life Annuity, is $100 or less at time of Retirement, the benefits will instead be paid as a single lump sum payment.

      For Participants who terminated employment on or after January 1, 2005, and Retire prior to December 1, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits as of the Participant's Retirement, is equal to or less than twenty five thousand dollars ($25,000), the benefits will instead be paid as a single lump sum payment.

      For Participants who terminated employment on or after January 1, 2005 but prior to December 1, 2007, and Retire on or after December 1, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits as of the Participant's termination date, is equal to or less than twenty five thousand dollars ($25,000), or if the monthly payment due from the Plan, based on the Single Life Annuity, is $100 or less at time of termination, the benefits will instead be paid as a single lump sum. Such Participants will be required to commence their Restricted Benefits or Supplemental Retirement Benefits on July 1, 2008. Such Participants will receive their Restricted Benefits or Supplemental Retirement Benefits determined as of the Participant's date of termination, plus interest at the rate of eight percent (8%), to the date payment is made to the Participant on July 1, 2008.

      For Participants who terminated employment on or after November 30, 2007, if the present value of a Participant's Post-2004 Restricted Benefits or Supplemental Retirement Benefits, as determined as of the Participant's termination, is equal to or less than twenty five thousand dollars ($25,000), or if the monthly payment due from the Plan, based on the Single Life Annuity, is $100 or less at time of termination, the benefits will instead be paid as a single lump sum payment.

  (b)
  Date of Payment

  (i)
  Post-2004 Restricted Benefits and Supplemental Retirement Benefits

      Subject to 4.02(d)(i), Post-2004 Restricted Benefits or Supplemental Retirement Benefits, including Small Benefit payments, to a Key Employee may not be paid before the date which is six (6) months after the Participant's termination of employment (or if earlier, the date of death of the Key Employee), subject to Section 409A of the Code, as amended. Such payments shall include interest from the scheduled date of payment to the date actually made. The payments shall be made on the last day of the seventh month following the date of termination of employment.

    (ii)
    Pre-2005 Restricted Benefits and Supplemental Retirement Benefits

      Pre-2005 Restricted Benefits or Supplemental Retirement Benefits to a Key Employee are payable in the same month as the Participant's DEPP benefit, unless the Key Employee is a Participant eligible for the Enhanced Executives' Supplemental Retirement Options, then under any Optional Form of Benefit Payment that is properly elected by the Participant under Section 4.01(a)(ii)(B), the Key Employee's Pre-2005 Restricted Benefits or Supplemental Retirement Benefits hereunder is payable in the January of the year following the year of the Participant's Retirement.

    (iii)
    Change of Control

      In the event of a Change of Control, the vested Restricted Benefits or Supplemental Retirement Benefits shall become payable immediately and shall be paid as a single lump sum payment within ninety (90) days of the Change of Control. The value of such single lump sum payment shall be the present value of the monthly Restricted Benefits or Supplemental Retirement Benefits as of the date of Change of Control calculated pursuant to Section 4.01(a)(ii)(B)(1).

  (c)
  Benefit Payments Payable Upon Death

  (i)
  Death Prior to Separation from Service

  (A)
  Post-2004 Restricted and Supplemental Retirement Benefits

        The survivor benefit payable hereunder is determined pursuant to the provisions of DEPP and shall be payable in the month following the Participant's death.

      (B)
      Pre-2005 Restricted and Supplemental Retirement Benefits

        The survivor benefit payable hereunder is determined pursuant to the provisions of DEPP and shall be payable in the month following the Participant's death.

    (ii)
    Death After Separation from Service

    (A)
    Post-2004 Restricted and Supplemental Retirement Benefits

        The survivor benefit payable hereunder shall be paid in accordance with the form of payment elected by the Participant.

      (B)
      Pre-2005 Restricted and Supplemental Retirement Benefits

        The survivor benefit payable hereunder is determined pursuant to the provisions of DEPP and shall be payable in the month following the Participant's death.

        In the event the Participant dies after the Participant has started to receive benefit payments under the Plan, the type and amount of survivor benefits will follow the same rules as DEPP depending on the option chosen.

      If the Participant has received the single lump sum payment under the Small Benefits Form of Payment Benefit, no other benefits are payable hereunder. If the Participant dies prior to receiving such single lump sum payment, the single lump sum payment will be made to the Participant's Beneficiary.

  (d)
  Miscellaneous

  (i)
  Transition from Good Faith Compliance

      A Participant under the Plan who terminated employment on or after January 1, 2005 and has not commenced their benefit by November 30, 2007, and deferred their benefit under the Plan which, under the rules set forth in the Plan would not otherwise be allowed for their Post-2004 Restricted Benefits or Supplemental Retirement Benefits (i.e., Participants are required to begin their benefit under the Plan immediately upon termination of employment), will be required to begin their Post-2004 Restricted Benefits or Supplemental Retirement Benefits under the Plan on July 1, 2008 with retroactive payments to the Participant's termination of employment if on or after January 1, 2005, plus interest at the rate of eight percent (8%), to the date payment is made to the Participant.

      A Key Employee who has terminated employment on or after January 1, 2005 who commences their benefit prior to November 30, 2007 and is not subject to the rules of 4.02(a)(iii) shall have their Post-2004 Restricted Benefits or Supplemental Retirement Benefits paid in the same form of payment and on the same commencement date as their DEPP benefit (starting six (6) months following the Participant's Retirement date).

4.03
PAYMENT OF RESTRICTED BENEFITS AND SUPPLEMENTAL RETIREMENT BENEFITS TO ALL OTHER ELIGIBLE EMPLOYEES

(a)
Form of Payment

(i)
Terminations on and after January 1, 2005

      Subject to Section 4.03(d)(i), benefits accrued under the Plan shall be payable in any of the forms of payment as provided under DEPP, excluding the Pension Purchase Option and the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies for Prior UCC Program Participants. The election of a form of payment by the Participant shall be made without regard to the form of payment elected by the Participant under DEPP.

    (ii)
    Terminations prior to January 1, 2005

      Subject to Section 4.03(d)(i), the Participant's benefit is payable in the same optional form as the Participant's DEPP benefit other than the Pension Purchase Option and the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies for Prior UCC Program Participants. If such grandfathered option is elected under DEPP, the benefit payable hereunder shall be paid as a life only annuity as set forth in DEPP.

    (iii)
    Mandatory Lump Sum Form of Benefit Payment

      Effective July 1, 1999, and for Participants who terminate employment prior to January 1, 2005, at the time of Retirement, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits is equal to or less than twenty five thousand dollars ($25,000), the benefits will be paid in a single lump sum payment.

      For Participants who terminated employment prior to January 1, 2005, and Retire prior to December 1, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits as of the Participant's Retirement, is equal to or less than twenty five thousand dollars ($25,000), the benefits will instead be paid as a single lump sum payment.

      For Participants who terminated employment prior to January 1, 2005, and Retire on or after December 1, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits as of the Participant's Retirement, is equal to or less than twenty five thousand dollars ($25,000), or if the monthly payment due from the Plan, based on the Single Life Annuity, is $100 or less at time of Retirement, the benefits will instead be paid as a single lump sum payment.

      For Participants who terminated employment on or after January 1, 2005, and Retire prior to December 1, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits as of the Participant's Retirement, is equal to or less than twenty five thousand dollars ($25,000), the benefits will instead be paid as a single lump sum payment.

      For Participants who terminated employment on or after January 1, 2005 but prior to December 1, 2007, and Retire on or after December 1, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits as of the Participant's termination date, is equal to or less than twenty five thousand dollars ($25,000), or if the monthly payment due from the Plan, based on the Single Life Annuity, is $100 or less at time of termination, the benefits will instead be paid as a single lump sum. Such Participants will be required to commence their Restricted Benefits or Supplemental Retirement Benefits on July 1, 2008. Such Participants will receive their Restricted Benefits or Supplemental Retirement Benefits determined as of the Participant's date of termination, plus interest at the rate of eight percent (8%), to the date payment is made to the Participant on July 1, 2008.

      For Participants who terminated employment on or after November 30, 2007, if the present value of a Participant's Restricted Benefits or Supplemental Retirement Benefits, as determined as of the Participant's termination, is equal to or less than twenty five thousand dollars ($25,000), or if the monthly payment due from the Plan, based on the Single Life Annuity, is $100 or less at time of termination, the benefits will instead be paid as a single lump sum payment.

      Under this Mandatory Lump Sum Form of Benefit Payment, the Participant's benefit hereunder is payable in a single lump sum payment. On or before January 1, 2006, Prior UCC Program

      Participants may roll over such single lump sum payment to The Dow Chemical Company Elective Deferral Plan. After January 1, 2006, such rollovers will not be permitted unless such Prior UCC Program Participant terminated employment prior to March 1, 2004 and has not commenced benefits prior to March 1, 2004. The amount of the Mandatory Lump Sum Form of Benefit Payment shall be calculated pursuant to (A) or (B) below.

      (A)
      For Mandatory Lump Sum Form of Benefit Payments on or before January 1, 2006 for Prior UCC Program Participants, the present value of the Restricted Benefits or Supplemental Retirement Benefits if paid immediately using the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62 and a discount rate equal to the average of the 10 and 20 year AAA municipal bonds as published by Moody's or a similar rating service for the month of November.

      (B)
      For Mandatory Lump Sum Form of Benefit Payments after January 1, 2006, the greater of (1) or (2) below:

(1)	the present value of the Restricted Benefits or Supplemental Retirement Benefits if paid immediately using the G83U mortality table and an interest rate of eight percent (8%); or
(2)	the present value of the Restricted Benefits or Supplemental Retirement Benefits deferred to age sixty-five (65) using the mortality table and interest rate specified in DEPP for Lump Sum Benefits in effect at time of payment.
    (iv)
    Optional Lump Sum—Supplemental Retirement Plan

      The Optional Lump Sum Form of Benefit Payment is available to Prior UCC Program Participants who were in the Union Carbide Compensation Deferral Program on February 6, 2001 and who shall attain at least age 50 and have at least 10 years of Eligibility Service, as defined under DEPP, as of or before December 31, 2005, until January 1, 2006, and such Participants, who terminated employment prior to March 1, 2004 and have not commenced benefits prior to March 1, 2004. Under the Optional Lump Sum Form of Benefit Payment, the Participant's benefit hereunder is payable as follows:

      (A)
      For Participants who terminate employment prior to January 1, 2005 or earlier, the Participant's benefit hereunder is payable in a single lump sum payment.

      (B)
      For Participants who terminate employment on or after January 1, 2005, the Participant's Pre-2005 Supplemental Retirement Benefits are payable in a single lump sum payment, while the Participant's Post-2004 Supplemental Retirement Benefits are (subject to Section 4.03(d)(i)) payable in any of the forms of payment as provided under DEPP, excluding the Pension Purchase Option and the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies for Prior UCC Program Participants. The election of a form of payment by the Participant for the Post-2004 Supplemental Retirement Benefit shall be made in the form of payment elected by the Participant under DEPP.

      The amount of the single lump sum payment described above shall be equal to the present value of the Supplemental Retirement Benefit (limited to the pre-2005 Supplemental Retirement Benefit for Participants who terminate employment on or after January 1, 2005) if paid immediately using a discount rate equal to the average of 10 and 20 year Aaa municipal bonds as published by Moody's or a similar rating service for the month of November prior to the year payments commence and the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62. On or before January 1, 2006, Prior UCC Program Participants may roll over such single lump sum payment to The Dow Chemical Company Elective Deferral Plan. After January 1, 2006, such rollovers will not be permitted unless such Prior UCC Program

      Participant terminated employment prior to March 1, 2004 and has not commenced benefits prior to March 1, 2004.

(b)
Date of Payment

  (i)
  Terminations on and after January 1, 2005

      Benefits under the Plan shall be payable in the month following the Participant's termination of employment. However, for Participants who terminate between January 1, 2005 and December 1, 2007 and commence their DEPP benefit prior to November 30, 2007, benefits under the Plan shall be payable in the same month as the Participant's DEPP benefit. If such Participants do not commence their DEPP benefit prior to December 1, 2007, benefits under the Plan shall be payable on or about July 1, 2008.

    (ii)
    Terminations prior to January 1, 2005

      Benefits under the Plan shall be payable in the same month as the Participant's DEPP benefit.

    (iii)
    Mandatory Lump Sum Form of Benefit Payment

      For Participants who terminate prior to January 1, 2005, and for Participant's who terminate on or after January 1, 2005 and Retire prior to December 1, 2007, the Participant's benefit hereunder is payable as soon as administratively possible following the Participant's Retirement.

      For all other Participants, the Participant's benefit hereunder is payable as soon as administratively possible following the Participant's termination.

    (iv)
    Optional Lump Sum—Supplemental Retirement Plan

      If the Optional Lump Sum Form of Benefit is elected by Prior UCC Program Participants:

      (A)
      For Prior UCC Program Participants who terminated employment prior to January 1, 2005, the Participant's benefit hereunder is payable in the same optional form as the Participant's DEPP benefit in the same month as the Participant's DEPP benefit until the July of the year following the month payments commence, at which time the remaining value of the lump sum will be paid. If the Participant's DEPP benefit is in the form of the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies for Prior UCC Program Participants, the benefit payable hereunder until the lump sum payment shall be paid as a life only annuity as set forth in DEPP.

      (B)
      For Prior UCC Program Participants who terminated employment on or after January 1, 2005, the Participant's Pre-2005 Supplemental Retirement Benefit is payable in the same optional form as the Participant's DEPP benefit in the same month as the Participant's DEPP benefit until the July of the year following the month payments commence, at which time the remaining value of the Pre-2005 Supplemental Retirement Benefit lump sum will be paid. If the Participant's DEPP benefit is in the form of the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies for Prior UCC Program Participants, the benefit payable hereunder until the lump sum payment shall be paid as a life only annuity as set forth in DEPP. The Participant's Post-2005 Supplemental Retirement Benefit shall be payable in the month following the Participant's Retirement.

    (v)
    Change of Control

      In the event of a Change of Control, the vested Restricted Benefits or Supplemental Retirement Benefits shall become payable immediately and shall be paid as a single lump sum payment within ninety (90) days of the Change of Control. The value of such single lump sum payment shall be the present value of the monthly Restricted Benefit or Supplemental Retirement Benefit as of the date of Change of Control calculated pursuant to Section 4.03(a)(iii)(B).

  (c)
  Benefit Payments Payable Upon Death

  (i)
  Death Prior to Separation from Service

      Any survivor benefit is determined and paid pursuant to the provisions of DEPP and shall be payable in the month following the Participant's death. If the present value of the survivor benefit payable hereunder is equal to or less than twenty five thousand dollars ($25,000), or if the monthly survivor benefit, based on the Single Life Annuity, is $100 or less, the benefits will instead be paid as a single lump sum. The value of such single lump sum payment shall be the present value of the monthly survivor benefit as of the date of death calculated pursuant to Section 4.03(a)(iii)(B).

    (ii)
    Death After Separation from Service

      In the event the Participant dies after Separation from Service, but prior to receiving benefit payments under the Plan, the type and amount of survivor benefit will be determined pursuant to Section 4.03(c)(i).

      In the event the Participant dies after the Participant has started to receive benefit payments under the Plan, the type and amount of survivor benefits will follow the same rules as DEPP depending on the option chosen.

      If the Participant has received the single lump sum payment under the Mandatory Lump Sum Form of Payment Benefit, no other benefits are payable hereunder. If the Participant dies prior to receiving such single lump sum payment, the single lump sum payment will be made to the Participant's Beneficiary.

      Under the Optional Lump Sum Form of Benefit Payment for Prior UCC Program Participants, if such Participant has received the single lump sum payment, no other benefits are payable hereunder. If a portion of the Optional Lump Sum Form of Benefit Payment due to Post-2004 Supplemental Retirement Benefits is payable as an annuity under Section 4.03(a)(iv)(B), such annuity shall continue as set forth under DEPP. If the Participant dies prior to the July of the year following the month payments commence, such Participant's benefit will continue to be paid as set forth in Section 4.03(a)(iv)(B), that is, payable in the same monthly amount until the July of the year following the month payments commence, at which time the remaining value of the Lump Sum will be paid to the Beneficiary.

  (d)
  Miscellaneous

  (i)
  Transition from Good Faith Compliance

      A Participant under the Plan who terminated employment on or after January 1, 2005 and deferred their benefit under the Plan which, under the rules set forth in the Plan would not otherwise be allowed for their Restricted Benefit or Supplemental Retirement Benefit (i.e., Participants are required to begin their benefit under the Plan immediately upon termination of employment), will be required to begin their Restricted Benefits or Supplemental Retirement Benefit under the Plan on July 1, 2008 with retroactive payments to the Participant's termination of employment if on or after January 1, 2005, plus interest at the rate of eight percent (8%), to the date payment is made to the Participant.

      A Participant under the Plan who has terminated employment on or after January 1, 2005 who commences their benefit prior to November 30, 2007 and is not subject to the rules of 4.03(a)(iii) shall have their Restricted Benefits and Supplemental Retirement Benefits paid in the same form of payment and on the same commencement date as their DEPP benefit.

ARTICLE V
FINANCING OF RESTRICTED BENEFITS AND SUPPLEMENTAL RETIREMENT BENEFITS

5.01
FINANCING OF RESTRICTED AND SUPPLEMENTAL RETIREMENT BENEFITS

  The entire cost of providing benefits under the Plan shall be paid by the Company out of its current operating budget, and the Company shall not be required under any circumstances to fund its obligations under the Plan. Notwithstanding the foregoing, the Company may, at its sole option, informally fund its obligations under the Plan in whole or in part by the creation of book reserves, the establishment of a grantor trust, the purchase of insurance and other assets, or by other means. In no event shall any Participant or Beneficiary have any incidents of ownership to any such insurance contracts or other assets. In addition, no Participant or Beneficiary shall be named a beneficiary under any such insurance contract. If the Company informally funds the Plan, in whole or in part, the manner of such informal funding and the continuance or discontinuance of such informal funding shall be the sole decision of the Company.

5.02
GENERAL CREDITOR

  The Participant, and/or Beneficiary, shall be regarded as an unsecured general creditor of the Company with respect to any rights derived by the Participant, and/or Beneficiary, from the existence of this Plan. Title to and beneficial ownership of any Company assets (including any assets that may be held in trust) which may be used to satisfy the Company's obligation for payment of Restricted Benefits and Supplemental Retirement Benefits shall remain solely the property of the Company.

5.03
LIABILITY OF THE COMPANY

  Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between the Company, its agents, representatives or other Employees dealing with the Plan and the Participant, Beneficiary or any other person. The obligations of the Company under the Plan shall be an unfunded and unsecured promise to pay.

5.04
ASSIGNMENT

  No rights under this Plan may be assigned, transferred, pledged or encumbered by any Participant or Beneficiary. The obligations and rights of the Company under this Plan may be encumbered in the event of the Company's insolvency.

ARTICLE VI
MISCELLANEOUS

6.01
PLAN IS BINDING

  This Plan shall be binding upon and inure to the benefit of the Company, participating Employees and their respective successors, assigns, heirs, personal representatives, executors, administrators, Beneficiaries, and legatees.

6.02
ENTIRE PLAN

  This document constitutes the entire Plan and no representations or other actions by a Company Employee or representative may modify the rights and obligations set forth in the Plan.

6.03
NO GUARANTEE OF EMPLOYMENT

  Nothing in this Plan shall be construed as an employment contract or as a guarantee of employment for any period of time.

6.04
GOVERNING LAW

  In the event that ERISA does not preempt state law, the state law of Michigan applies.

6.05
TERMINATION

  The Company reserves the right to terminate the Plan completely subject to the conditions set forth below. Such termination shall have prospective application only and shall not reduce or impair a Participant's right to benefits accrued and vested under the Plan as of the date of termination. Each Participant shall receive written note of the termination of the Plan describing the action taken in detail.

6.06
WITHHOLDING TAXES

  The Company shall have the right to withhold taxes from any payments made pursuant to the Plan, or make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state, local or foreign income or other taxes incurred by reason of payments pursuant to the Plan. In lieu thereof, the Company shall have the right, to the extent permitted by law, to withhold the amount of such taxes from any other sums due or to become due from the Company to the Participant or any Beneficiary upon such terms and conditions as the Company may prescribe.

6.07
OVERPAYMENTS

  If any overpayment of benefits is made under this Plan, the amount of the overpayment may be set-off against future amounts payable to or on account of the person who received the overpayment until the overpayment has been recovered. The foregoing remedy is not intended to be exclusive.

ARTICLE VII
PLAN ADMINISTRATION

7.01
ADMINISTRATION AND AMENDMENT

  This Plan is administered by the Corporate Vice President of Human Resources of the Company or her/his delegate. The Corporate Vice President of Human Resources of the Company or her/his delegate is authorized to construe and interpret all Plan provisions, to adopt rules concerning the implementation of Plan provisions, and to make any determinations necessary or appropriate hereunder which shall be binding and conclusive on all parties. However, any discretionary actions regarding Section 16 Employees, as defined by the Securities Exchange Act of 1934 and determined by the Company, are reserved for the Compensation Committee of the Board of Directors of the Company.

  The Compensation Committee of the Board of Directors of the Company is authorized to amend the Plan. Any amendment shall have prospective application only and shall not reduce or impair a Participant's right to benefits accrued and vested under of the Plan as of the date such amendment is made. Each Participant shall receive written notice of the amendment or termination of the Plan describing the action taken in detail.

7.02
CLAIMS SUBMISSION AND REVIEW PROCEDURE

  Any disputed claim for benefits must be submitted in writing to the Compensation Committee of the Board of Directors of the Company. In the event that any claim for benefits hereunder is denied (in whole or in part), the claimant shall receive from the Compensation Committee of the Board of Directors of the Company, within 90 days after its receipt of the benefit claim, a written notice setting forth the specific reasons for denial, with specific reference to pertinent provisions of this Plan, unless special circumstances require an extension of time for processing the claim. The notice shall be written in a manner calculated to be understood by the claimant. If an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of the initial period. The claimant may make a written request for review of any denial by the Compensation Committee of the Board of Directors of the Company within 60 days following the date of such denial. The claimant shall be entitled to submit such issues or comments, in writing, as he or she shall consider relevant to a determination of the claim. The Compensation Committee of the Board of Directors of the Company shall notify the claimant of its decision in writing no later than 60 days following receipt of the claimant's request, unless specific circumstances require an extension of time for processing, in which case the decision of the Compensation Committee of the Board of Directors of the Company shall be rendered no later than 120 days after receipt of such request for review.

  The interpretations and construction of the Plan by the Corporate Vice President of Human Resources of the Company or her/his delegate shall be binding and conclusive on all persons and for all purposes. Notwithstanding the above, any disagreement may be submitted to the Board of Directors of the Company or the Compensation Committee of the Board of Directors of the Company, for resolution provided that all interested parties agree to be bound by the decision. No member of the Board of Directors of the Company or Company management shall be liable to any person for any action taken hereunder except for those actions undertaken with lack of good faith.

EXHIBIT 1

UNION CARBIDE CORPORATION
ENHANCED RETIREMENT
INCOME PLAN

(Effective as of January 1, 1998)
ENHANCED RETIREMENT INCOME PLAN
General

        This is an enhanced retirement income plan for participants in the Retirement Program Plan who receive a retirement benefit under the Retirement Program Plan which is limited by Code Section 415 or Code Section 401(a)(17).

        Specifically, the purpose of this Plan is to provide a retirement benefit equal to the excess of:

        (1)   the retirement benefit which would be provided by the Retirement Program Plan, determined without regard to Code Section 415 or Code Section 401(a)(17), if

    (a)
    average monthly Compensation included Incentive Compensation and base salary deferred pursuant to the terms of the Compensation Deferral Program or any successor or predecessor program, and
    (b)
    all Incentive Compensation, whether deferred or not, were averaged separately from Base Compensation (as defined in the Retirement Program Plan);

    Over

        (2)   the retirement benefit actually provided by the Retirement Program Plan, the Equalization Benefit Plan and the Supplemental Retirement Income Plan.

        This Plan is completely separate from the Retirement Program Plan, the Supplemental Retirement Income Plan and the Equalization Benefit Plan, is unfunded for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended and is not qualified for special tax treatment under the Code.

ARTICLE I
Eligibility

        Section 1.    A Participant shall be eligible to participate in this Plan if such Participant receives a retirement benefit from the Retirement Plan which is limited by Code Section 401(a)(17) or Code Section 415, or is a participant in either the 1997 Union Carbide Variable Compensation Plan or the 1997 Union Carbide Mid-Management Variable Compensation Plan.

ARTICLE II
Administration

        Section 1.    (a) The Compensation Committee shall have the authority to administer this Plan. The Compensation Committee may adopt such rules as it may deem necessary for the proper administration of this Plan and its decision in all matters involving the interpretation and application of the Plan shall be final, conclusive, and binding on all parties.

        (b)   The Compensation Committee may, in its sole discretion, designate any person(s) or committee to administer this Plan. To the extent provided by the Compensation Committee, such person(s) or committee designated to administer this Plan shall have the same powers and responsibilities as the Compensation Committee.

ARTICLE III
Amount of Enhanced Retirement Income

        Section 1.    (a) A Participant's monthly Enhanced Retirement Income shall be computed by:

        (i)    determining the benefit which would be payable using the applicable formula provided in Article V of the Retirement Program Plan, determined without regard to Code Section 415 or Code Section 401(a)(17); provided, however, that average monthly Compensation shall be:

        (A)    the larger of:

           (I)  1/36 of a Participant's Base Salary related to the three full calendar years in which such Base Salary was largest during the ten full calendar years next preceding the date of death or retirement, or

          (II)  1/36 of a Participant's Base Salary for the thirty-six (36) full calendar months next preceding the date of death or retirement; plus

        (B)  1/36 of the Participant's Incentive Compensation related to the three full calendar years in which such Incentive Compensation was the largest during the ten full calendar years next preceding the date of death or retirement; provided, that the calendar years in which the Participant was hired or terminated employment shall each be considered a full calendar year for the purposes of this clause (B) and provided that if there is Incentive Compensation in the retirement year that the 10thpreceding year will continue to be considered; and

         (ii)  reducing such benefit by the total monthly amount of such Participant's retirement benefit actually payable under the Retirement Program Plan, the Equalization Benefit Plan and the Supplemental Retirement Income Plan.

        (b)   For purposes of this Section 1, "Incentive Compensation" will be related to the calendar year in which a Participant performed the services for which the Incentive Compensation was paid.

        (c)   For purposes of this Section 1, the amount of "Base Salary" received in any calendar month shall be calculated in the same manner in which average monthly Base Compensation used to compute pension benefits under the Retirement Program Plan is calculated (determined without regard to Incentive Compensation, as defined therein); provided, however, that Base Salary shall also include any base salary deferred by a Participant pursuant to the terms of the Compensation Deferral Program, in the calendar year in which it would otherwise have been paid and any cash profit sharing for the calendar year earned, to a maximum of twenty (20) days per year.

        (d)   Any benefits either payable under, or which have been satisfied through the purchase of, non-qualified annuities in connection with the Corporation's non-qualified plans shall be deducted from the amounts payable pursuant to subparagraph (a) above.

        (e)   Notwithstanding the foregoing, the amount of a Participant's Enhanced Retirement Income shall include any additional non-qualified retirement benefits resulting from agreements entered into by the Corporation and the Participant.

        Section 2.    If the Enhanced Retirement Income payable to a Participant under this Plan commences before the grant to such Participant of Incentive Compensation (whether or not deferred) which may be used to determine average monthly Compensation under Section 1 of this Article III, the monthly amount of Enhanced Retirement Income payable hereunder shall be recalculated after such Incentive Compensation is granted (whether or not deferred). The monthly amount of Enhanced Retirement Income resulting from said recalculation shall be paid commencing in or before the third calendar month after the month in which such Incentive Compensation is awarded, provided that the first monthly payment of such recalculated Enhanced Retirement Income shall be increased to reflect any prior underpayment of Enhanced Retirement Income resulting from the failure to include such Incentive Compensation in the initial calculation of Enhanced Retirement Income.

ARTICLE IV
Vesting

        Section 1.    A Participant will be vested in such Participant's right to receive Enhanced Retirement Income under the Plan in the same manner and to the same extent as provided under the Retirement Program Plan.

ARTICLE V
Payments

        Section 1.    Enhanced Retirement Income shall be paid monthly to a Participant or such Participant's survivor commencing with the month such Participant or such Participant's survivor commence benefits under the Retirement Program Plan, and shall cease or be suspended at the same time the Participant or such Participant's survivor cease or have suspended benefits under the Retirement Program Plan. However, Enhanced Retirement Income shall in no event be payable after the death of a Participant who has declined the coverage of a survivor's benefit.

        Section 2.    Unless otherwise elected, Enhanced Retirement Income payable under this Plan shall include the coverage of a survivor's benefit. A survivor's benefit payable from this Plan shall be paid to that person designated to receive a survivor's benefit under the Retirement Program Plan.

        Section 3.    Enhanced Retirement Income shall be received in the same form, and with the same actuarial adjustments, as such Participant's distributions from the Retirement Program Plan.

        Section 4.    Notwithstanding the provisions of Sections 1 and 3 of this Article V, Participants may elect, in accordance with provisions determined from time to time by the Compensation Committee or its designee, that their payments under the Plan shall be made either (i) in a lump sum as of January 1 of the calendar year following such election, or (ii) in substantially equal installments over a period of at least 2 but not more than 10 years commencing as of such date. The lump sum payment or installment payments described in the preceding sentence shall be calculated using (A) a discount rate equal to the average of 10 and 20 year Aaa municipal bonds as published by Moody's or a similar rating service for the third month prior to the month payments commence, and (B) a mortality table determined by the Compensation Committee or its designee. The Compensation Committee or its designee shall determine the procedures for such elections and the time and method of payment for payments in accordance with this Section 4. For Participants who make the election described in this Section 4, the provisions of Sections 1 and 3 of this Article V shall not apply.

        Section 5.    If the Compensation Committee determines, after a hearing, that a Participant who is eligible to receive or is receiving Enhanced Retirement Income has engaged in any activities which, in the opinion of the Board, are detrimental to the interest of, or are in competition with the Corporation, such Enhanced Retirement Income shall thereupon be terminated and forfeited.

        Section 6.    The Corporation may withhold the Participant's portion of the FICA taxes due on the Participant's Enhanced Retirement Income benefit from the payment of such benefit.

ARTICLE VI
Miscellaneous

        Section 1.    Unless otherwise defined in this Plan, all defined terms shall have the same meaning as set forth in the Retirement Plan.

        (a)   "Code" means the Internal Revenue Code of 1986, as amended.

        (b)   "Compensation Committee" means the Compensation and Management Development Committee of the Board of Directors of the Corporation.

        (c)   "Corporation" means Union Carbide Corporation and any subsidiary of the Corporation which is participating in the Retirement Program Plan.

        (d)   "Enhanced Retirement Income" means the benefit payable to a Participant pursuant to Article III of this Plan.

        (e)   "EPS Plan" means the 1997 Union Carbide Corporation EPS Incentive Plan.

        (f)    "Equalization Benefit Plan" means the Union Carbide Corporation Equalization Benefit Plan, as amended and restated January 1, 1998.

        (g)   "Incentive Compensation" means those incentive compensation awards which are made: (i) under any cash award plan and (ii) under any other variable compensation plans (whether or not deferred) designated by the Board of Directors; provided, however, that with respect to the EPS Plan, "Incentive Compensation" shall include variable compensation that would have been paid but for participation in the EPS Plan, and shall not include any payouts under the EPS Plan.

        (h)   "Participant" means an employee who is eligible to participate in this Plan pursuant to Article II.

        (i)    "Plan" means this Union Carbide Corporation Enhanced Retirement Income Plan.

        (j)    "Retirement Program Plan" means the Retirement Program Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies.

        (k)   "Supplemental Retirement Income Plan" means the Union Carbide Corporation Supplemental Retirement Income Plan, as amended and restated January 1, 1998.

        Section 2.    The Corporation may amend or terminate this Plan at any time, but any such amendment or termination shall not adversely affect the rights of any Participant, or such Participant's survivor, then receiving benefits, or the vested rights of any Participant.

        Section 3.    Except to the extent required by law, no assignment of the rights and interests of a Participant under this Plan will be permitted nor shall such rights be subject to attachment or other legal processes for debts. Notwithstanding the foregoing, the Corporation will honor the terms of a QDRO, as defined in Code § 414(p).

        Section 4.    The Corporation may satisfy all or any part of its obligation to provide benefits hereunder by purchasing, and distributing to a Participant, an annuity from an insurance carrier to provide such benefits.

        Section 5.    This Plan is intended to be unfunded for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended and the right of a Participant shall be no greater than the right of an unsecured general creditor of the Corporation.

        Section 6.    Participation in this Plan shall not affect the Corporation's right to discharge any Participant.

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  EXHIBIT 10(a)